UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     October 25, 2016

Citigroup Commercial Mortgage Trust 2016-P5

(Exact name of issuing entity)

(Central Index Key number of issuing entity: 0001684093)

Citigroup Commercial Mortgage Securities Inc.

(Exact name of the depositor as specified in its charter)

(Central Index Key number of depositor: 0001258361)

Citigroup Global Markets Realty Corp.

(Central Index Key number: 0001541001)

Barclays Bank PLC

(Central Index Key number: 0000312070)

Starwood Mortgage Funding V LLC

(Central Index Key number: 0001682509)

Principal Commercial Capital

(Central Index Key number: 0001634437)

(Exact name of sponsors as specified in their charters)

Delaware	333-207132-07	86-1073506
(State or other jurisdiction of incorporation of depositor)	(Commission File Number of issuing entity)	(IRS Employer Identification No. of depositor)

390 Greenwich Street New York, New York	10013
(Address of principal executive offices of depositor)	(Zip Code of depositor)

Depositor’s telephone number, including area code     (212) 816-6000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Form 8-K/A amends the Current Report on Form 8-K (the “Form 8-K”), filed with the Securities and Exchange Commission (the “SEC”) on October 18, 2016, with respect to Citigroup Commercial Mortgage Trust 2016-P5, Commercial Mortgage Pass-Through Certificates, Series 2016-P5, as and to the extent described below. The purpose of this amendment is to replace the version of each of the CGMRC Mortgage Loan Purchase Agreement, the Barclays Mortgage Loan Purchase Agreement, the SMF V Mortgage Loan Purchase Agreement and the PCC Mortgage Loan Purchase Agreement (each as defined below) (collectively, the “Mortgage Loan Purchase Agreements”) previously filed as Exhibits 99.1, 99.2, 99.3 and 99.4, respectively, to the Form 8-K with the version of each of the Mortgage Loan Purchase Agreements attached to this Form 8-K/A as Exhibits 99.1, 99.2, 99.3 and 99.4, respectively, which contain a few conforming and corrective revisions to the previously filed versions. Effective upon the filing of this Form 8-K/A, Exhibits 99.1, 99.2, 99.3 and 99.4 of the Form 8-K are replaced and superseded in their entirety by Exhibits 99.1, 99.2, 99.3 and 99.4, respectively, to this Form 8-K/A.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits
Exhibit 99.1	Mortgage Loan Purchase Agreement (the “CGMRC Mortgage Loan Purchase Agreement”), dated as of October 1, 2016, between Citigroup Global Markets Realty Corp. and Citigroup Commercial Mortgage Securities Inc., pursuant to which Citigroup Global Markets Realty Corp. sold certain mortgage loans to Citigroup Commercial Mortgage Securities Inc.
Exhibit 99.2	Mortgage Loan Purchase Agreement (the “Barclays Mortgage Loan Purchase Agreement”), dated as of October 1, 2016, between Barclays Bank PLC and Citigroup Commercial Mortgage Securities Inc., pursuant to which Barclays Bank PLC sold certain mortgage loans to Citigroup Commercial Mortgage Securities Inc.
Exhibit 99.3	Mortgage Loan Purchase Agreement (the “SMF V Mortgage Loan Purchase Agreement”), dated as of October 1, 2016, between Starwood Mortgage Funding V LLC and Citigroup Commercial Mortgage Securities Inc., pursuant to which Starwood Mortgage Funding V LLC sold certain mortgage loans to Citigroup Commercial Mortgage Securities Inc.
Exhibit 99.4	Mortgage Loan Purchase Agreement (the “PCC Mortgage Loan Purchase Agreement”), dated as of October 1, 2016, between Macquarie US Trading LLC d/b/a Principal Commercial Capital and Citigroup Commercial Mortgage Securities Inc., pursuant to which Macquarie US Trading LLC d/b/a Principal Commercial Capital sold certain mortgage loans to Citigroup Commercial Mortgage Securities Inc.

Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 27, 2016	CITIGROUP COMMERCIAL MORTGAGE SECURITIES INC.

	By:	/s/ Paul Vanderslice
Name: Paul Vanderslice Title: President

CGCMT 2016-P5 - Form 8-K/A

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)

99.1	CGMRC Mortgage Loan Purchase Agreement	(E)
99.2	Barclays Mortgage Loan Purchase Agreement	(E)
99.3	SMF V Mortgage Loan Purchase Agreement	(E)
99.4	PCC Mortgage Loan Purchase Agreement	(E)